UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: November 8, 2011


                           PEPTIDE TECHNOLOGIES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                    333-133347               98-0479983
----------------------------    --------------------    ----------------------
(State or other jurisdiction      (Commission File      (IRS Employer Identifi
    of incorporation)                Number)                 -cation Number)


    601 Union Street, Two Union Square, 42nd Floor, Seattle, Washington 98101
    -------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (206) 388-5498
                                ----------------
               Registrant's telephone number, including area code

                                 CREEnergy, Inc.
                             ---------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

Effective November 8, 2011, Shari Sookarookoff has resigned as a director of PepTide Technologies, Inc. ("the Company.")


Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective on October 12, 2011, the Company filed an amendment to its Articles of Incorporation with the Secretary of State of Nevada to change its name from CREEnergy, Inc. to Peptide Technologies, Inc.

As a result of the change, the Company's trading symbol, on the Over the Counter Market QB board was changed to "PEPT."





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        PEPTIDE TECHNOLOGIES, INC.


                                        By: /s/ Deborah Fortescue-Merrin
                                            ------------------------------------
                                            Deborah Fortescue-Merrin, President

                                        Date:  November 8, 2011



























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